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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-37151) pertaining to the Credit Management Solutions, Inc. 1998 Stock Incentive Plan, of our report dated February 22, 1999 with respect to the consolidated financial statements of Credit Management Solutions, Inc. included in the Annual Report (Form 10-K/A) for the year ended December 31, 1998.

                                                /s/ Ernst & Young LLP

Baltimore, Maryland
May 21, 1999